                                                     Exhibit 99.2
--------------------------------------------------------------------------------
                                                     Monthly Operating Report

--------------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                   ACCRUAL BASIS
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42142-BJH-11                        02/13/95, RWD, 2/96
--------------------------------------------

--------------------------------------------
JUDGE: BARBARA J. HOUSER
--------------------------------------------


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: DECEMBER 31, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Drew Keith                                     CHIEF FINANCIAL OFFICER
--------------------------------------------       -----------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                       TITLE

DREW KEITH                                                  1/22/2002
--------------------------------------------       -----------------------------
PRINTED NAME OF RESPONSIBLE PARTY                             DATE

PREPARER:

/s/ Kevin K. Craig                                 CONTROLLER, KITTY HAWK INC.
--------------------------------------------       -----------------------------
ORIGINAL SIGNATURE OF PREPARER                               TITLE

KEVIN K. CRAIG                                              1/22/2002
--------------------------------------------       -----------------------------
PRINTED NAME OF PREPARER                                      DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Monthly Operating Report

---------------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                  ACCRUAL BASIS-1
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42142-BJH-11                      02/13/95, RWD, 2/96
---------------------------------------------

---------------------------------------------
COMPARATIVE BALANCE SHEET
-----------------------------------------------------------------------------------------------------------------------------------
                                                SCHEDULE                  MONTH                 MONTH                   MONTH
                                                                 ------------------------------------------------------------------
ASSETS                                           AMOUNT               OCTOBER, 2001         NOVEMBER, 2001          DECEMBER, 2001
-----------------------------------------------------------------------------------------------------------------------------------
1.  UNRESTRICTED CASH                         $      16,904          $      18,832          $      19,232            $       6,200
-----------------------------------------------------------------------------------------------------------------------------------
2.  RESTRICTED CASH                           $           0          $           0          $           0            $   2,141,375
-----------------------------------------------------------------------------------------------------------------------------------
3.  TOTAL CASH                                $      16,904          $      18,832          $      19,232            $   2,147,575
-----------------------------------------------------------------------------------------------------------------------------------
4.  ACCOUNTS RECEIVABLE (NET)                 $  29,303,045          $   3,113,116          $   3,360,901            $  28,463,207
-----------------------------------------------------------------------------------------------------------------------------------
5.  INVENTORY                                 $   1,508,508          $   2,231,858          $   2,286,325            $     945,684
-----------------------------------------------------------------------------------------------------------------------------------
6.  NOTES RECEIVABLE                          $           0          $           0          $           0            $           0
-----------------------------------------------------------------------------------------------------------------------------------
7.  PREPAID EXPENSES                          $   2,294,717          $   6,162,102          $   6,794,763            $   7,020,465
-----------------------------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                       $ 111,256,463           ($31,048,261)          ($31,824,756)            ($51,660,176)
-----------------------------------------------------------------------------------------------------------------------------------
9.  TOTAL CURRENT ASSETS                      $ 144,379,636           ($19,522,353)          ($19,363,535)            ($13,083,245)
-----------------------------------------------------------------------------------------------------------------------------------
10. PROPERTY, PLANT & EQUIPMENT               $ 166,772,560          $ 130,811,596          $ 130,843,440            $  70,852,798
-----------------------------------------------------------------------------------------------------------------------------------
11. LESS: ACCUMULATED
    DEPRECIATION/DEPLETION                    $           0          $  64,136,459          $  65,382,425            $  52,580,642
-----------------------------------------------------------------------------------------------------------------------------------
12. NET PROPERTY, PLANT &
    EQUIPMENT                                 $ 166,772,560          $  66,675,137          $  65,461,015            $  18,272,156
-----------------------------------------------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS
-----------------------------------------------------------------------------------------------------------------------------------
14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)                $           0          $   2,020,505          $   2,020,505            $   2,020,505
-----------------------------------------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)                       $           0
-----------------------------------------------------------------------------------------------------------------------------------
16. TOTAL ASSETS                              $ 311,152,196          $  49,173,289          $  48,117,985            $   7,209,416
-----------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE                                                 $     503,215          $     589,463            $     973,371
-----------------------------------------------------------------------------------------------------------------------------------
18. TAXES PAYABLE                                                    $       6,400          $      33,754            $     128,621
-----------------------------------------------------------------------------------------------------------------------------------
19. NOTES PAYABLE                                                    $           0          $           0            $           0
-----------------------------------------------------------------------------------------------------------------------------------
20. PROFESSIONAL FEES                                                $           0          $           0            $           0
-----------------------------------------------------------------------------------------------------------------------------------
21. SECURED DEBT                                                     $   6,881,734          $   6,732,475            $   6,580,407
-----------------------------------------------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)                                               ($29,640,207)          ($30,441,651)            ($45,468,762)
-----------------------------------------------------------------------------------------------------------------------------------
23. TOTAL POSTPETITION
    LIABILITIES                                                       ($22,248,858)          ($23,085,959)            ($37,786,363)
-----------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
24. SECURED DEBT                                                     $   5,140,250          $   5,140,250            $   2,890,250
-----------------------------------------------------------------------------------------------------------------------------------
25. PRIORITY DEBT                             $   2,177,962          $           0          $           0            $           0
-----------------------------------------------------------------------------------------------------------------------------------
26. UNSECURED DEBT                            $ 184,252,878          $  29,612,452          $  29,610,492            $  29,610,492
-----------------------------------------------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)                       $           0          $  21,053,895          $  21,039,395            $  21,024,895
-----------------------------------------------------------------------------------------------------------------------------------
28. TOTAL PREPETITION LIABILITIES             $ 186,430,840          $  55,806,597          $  55,790,137            $  53,525,637
-----------------------------------------------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES                         $ 186,430,840          $  33,557,739          $  32,704,178            $  15,739,274
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY                                       $  69,645,449          $  69,645,449            $  69,645,449
-----------------------------------------------------------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)                                                  ($54,029,899)          ($54,231,642)            ($78,175,307)
-----------------------------------------------------------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)                                             $           0          $           0
-----------------------------------------------------------------------------------------------------------------------------------
33. TOTAL EQUITY                              $           0          $  15,615,550          $  15,413,807              ($8,529,858)
-----------------------------------------------------------------------------------------------------------------------------------
34. TOTAL LIABILITIES &
    OWNERS' EQUITY                            $ 186,430,840          $  49,173,289          $  48,117,985            $   7,209,416
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     $           0          $           0            $           0
-----------------------------------------------------------------------------------------------------------------------------------

========================================================================================================================
                                                                                        Monthly Operating Report

-----------------------------------------------------------------------
CASE NAME:  KITTY HAWK AIRCARGO, INC.                                           ACCRUAL BASIS-2
-----------------------------------------------------------------------

-----------------------------------------------------------------------
CASE  NUMBER:  400-42142-BJH-11                                                         02/13/95, RWD, 2/96
-----------------------------------------------------------------------

--------------------------------------------------------
INCOME STATEMENT
------------------------------------------------------------------------------------------------------------------------
                                                          MONTH          MONTH               MONTH            QUARTER
                                                     --------------------------------------------------
REVENUES                                             OCTOBER, 2001    NOVEMBER, 2001     DECEMBER, 2001        TOTAL
------------------------------------------------------------------------------------------------------------------------
1.   GROSS REVENUES                                   $  2,423,004     $   2,315,439      $  27,424,844     $ 32,163,287
------------------------------------------------------------------------------------------------------------------------
2.   LESS: RETURNS & DISCOUNTS                        $          0     $           0      $           0     $          0
------------------------------------------------------------------------------------------------------------------------
3.   NET REVENUE                                      $  2,423,004     $   2,315,439      $  27,424,844     $ 32,163,287
------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------------------------
4.   MATERIAL                                         $          0     $           0      $           0     $          0
------------------------------------------------------------------------------------------------------------------------
5.   TOTAL CASH                                       $          0     $           0      $           0     $          0
------------------------------------------------------------------------------------------------------------------------
6.   DIRECT OVERHEAD                                  $          0     $           0      $           0     $          0
------------------------------------------------------------------------------------------------------------------------
7.   TOTAL COST OF GOODS SOLD                         $          0     $           0      $           0     $          0
------------------------------------------------------------------------------------------------------------------------
8.   GROSS PROFIT                                     $  2,423,004     $   2,315,439      $  27,424,844     $ 32,163,287
------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------
9.   OFFICER / INSIDER COMPENSATION                   $     29,166     $      29,166      $      29,166     $     87,498
------------------------------------------------------------------------------------------------------------------------
10.  SELLING & MARKETING                              $          0     $           0      $           0     $          0
------------------------------------------------------------------------------------------------------------------------
11.  GENERAL & ADMINISTRATIVE                         $    346,576     $     429,523      $   1,671,976     $  2,448,075
------------------------------------------------------------------------------------------------------------------------
12.  RENT & LEASE                                     $  1,948,929     $   2,003,249      $   1,758,355     $  5,710,533
------------------------------------------------------------------------------------------------------------------------
13.  OTHER (ATTACH LIST)                              $  4,962,007     $   4,242,303      $  44,560,258     $ 53,764,568
------------------------------------------------------------------------------------------------------------------------
14.  TOTAL OPERATING EXPENSES                         $  7,286,678     $   6,704,241      $  48,019,755     $ 62,010,674
------------------------------------------------------------------------------------------------------------------------
15.  INCOME BEFORE NON-OPERATING INCOME & EXPENSE      ($4,863,674)    $  (4,388,802)     $ (20,594,911)    $(29,847,387)
------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------------------------------------------
16.  NON-OPERATING INCOME (ATT. LIST)                     ($95,882)          ($7,102)           ($1,156)       ($104,140)
------------------------------------------------------------------------------------------------------------------------
17.  NON-OPERATING EXPENSE (ATT. LIST)                $          0     $           0      $       8,200     $      8,200
------------------------------------------------------------------------------------------------------------------------
18.  INTEREST EXPENSE                                 $     85,532     $      75,547      $     201,912     $    362,991
------------------------------------------------------------------------------------------------------------------------
19.  DEPRECIATION / DEPLETION                         $     84,625     $      79,640      $      73,208     $    237,473
------------------------------------------------------------------------------------------------------------------------
20.  AMORTIZATION                                     $          0     $           0      $           0     $          0
------------------------------------------------------------------------------------------------------------------------
21.  OTHER (ATTACH LIST)                               ($3,903,097)    $  (4,200,649)     $  19,028,787     $ 10,925,041
------------------------------------------------------------------------------------------------------------------------
22.  NET OTHER INCOME & EXPENSES                       ($3,828,822)    $  (4,052,564)     $  19,310,951     $ 11,429,565
------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------------
23.  PROFESSIONAL FEES                                $          0     $           0      $           0     $          0
------------------------------------------------------------------------------------------------------------------------
24.  U.S. TRUSTEE FEES                                $          0     $           0      $         250     $        250
------------------------------------------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                              $          0     $           0      $           0     $          0
------------------------------------------------------------------------------------------------------------------------
26.  TOTAL REORGANIZATION EXPENSES                    $          0     $           0      $         250     $        250
------------------------------------------------------------------------------------------------------------------------
27.  INCOME TAX                                          ($413,939)        ($134,495)     $ (15,962,447)    $(16,510,881)
------------------------------------------------------------------------------------------------------------------------
28.  NET PROFIT (LOSS)                                   ($620,913)        ($201,743)     $ (23,943,665)    $(24,766,321)
------------------------------------------------------------------------------------------------------------------------
                                                      $          0     $           0      $           0
========================================================================================================================

================================================================================================================
                                                                                        Monthly Operating Report

-----------------------------------------------------------------------
CASE NAME:  KITTY HAWK AIRCARGO, INC.                                           ACCRUAL BASIS-2
-----------------------------------------------------------------------

-----------------------------------------------------------------------
CASE NUMBER:  400-42142-BJH-11                                                         02/13/95, RWD, 2/96
-----------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                      MONTH          MONTH           MONTH           QUARTER
                                                   ---------------------------------------------
DISBURSEMENTS                                      OCTOBER, 2001  NOVEMBER, 2001  DECEMBER, 2001       TOTAL
----------------------------------------------------------------------------------------------------------------
1.   CASH - BEGINNING OF MONTH                      $     18,835    $     18,832    $     19,232    $     18,835
----------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
----------------------------------------------------------------------------------------------------------------
2.   CASH SALES                                     $          0    $          0    $          0    $          0
----------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------------------------
3.   PREPETITION                                    $          0    $          0    $          0    $          0
----------------------------------------------------------------------------------------------------------------
4.   TOTAL CASH                                     $  3,571,526    $  2,049,819    $  2,383,431    $  8,004,776
----------------------------------------------------------------------------------------------------------------
5.   TOTAL OPERATING RECEIPTS                       $  3,571,526    $  2,049,819    $  2,383,431    $  8,004,776
----------------------------------------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------------------
6.   LOANS & ADVANCES (ATTACH LIST)                 $          0    $          0    $          0    $          0
----------------------------------------------------------------------------------------------------------------
7.   SALE OF ASSETS                                 $          0    $          0    $  2,141,375    $  2,141,375
----------------------------------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)                             ($3,571,529)    ($2,049,419)    ($2,396,463)    ($8,017,411)
----------------------------------------------------------------------------------------------------------------
9.   TOTAL NON-OPERATING RECEIPTS                    ($3,571,529)    ($2,049,419)      ($255,088)    ($5,876,036)
----------------------------------------------------------------------------------------------------------------
10.  TOTAL RECEIPTS                                          ($3)   $        400    $  2,128,343    $  2,128,740
----------------------------------------------------------------------------------------------------------------
11.  TOTAL CASH AVAILABLE                           $     18,832    $     19,232    $  2,147,575    $  2,147,575
----------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------
12.  NET PAYROLL                                    $          0    $          0    $          0    $          0
----------------------------------------------------------------------------------------------------------------
13.  PAYROLL TAXES PAID                             $          0    $          0    $          0    $          0
----------------------------------------------------------------------------------------------------------------
14.  SALES, USE & OTHER TAXES PAID                  $          0    $          0    $          0    $          0
----------------------------------------------------------------------------------------------------------------
15.  SECURED / RENTAL / LEASES                      $          0    $          0    $          0    $          0
----------------------------------------------------------------------------------------------------------------
16.  UTILITIES                                      $          0    $          0    $          0    $          0
----------------------------------------------------------------------------------------------------------------
17.  INSURANCE                                      $          0    $          0    $          0    $          0
----------------------------------------------------------------------------------------------------------------
18.  INVENTORY PURCHASES                            $          0    $          0    $          0    $          0
----------------------------------------------------------------------------------------------------------------
19.  VEHICLE EXPENSES                               $          0    $          0    $          0    $          0
----------------------------------------------------------------------------------------------------------------
20.  TRAVEL                                         $          0    $          0    $          0    $          0
----------------------------------------------------------------------------------------------------------------
21.  ENTERTAINMENT                                  $          0    $          0    $          0    $          0
----------------------------------------------------------------------------------------------------------------
22.  REPAIRS & MAINTENANCE                          $          0    $          0    $          0    $          0
----------------------------------------------------------------------------------------------------------------
23.  SUPPLIES                                       $          0    $          0    $          0    $          0
----------------------------------------------------------------------------------------------------------------
24.  ADVERTISING                                    $          0    $          0    $          0    $          0
----------------------------------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                            $          0    $          0    $          0    $          0
----------------------------------------------------------------------------------------------------------------
26.  TOTAL OPERATING DISBURSEMENTS                  $          0    $          0    $          0    $          0
----------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------------
27.  PROFESSIONAL FEES                              $          0    $          0    $          0    $          0
----------------------------------------------------------------------------------------------------------------
28.  U.S. TRUSTEE FEES                              $          0    $          0    $          0    $          0
----------------------------------------------------------------------------------------------------------------
29.  OTHER (ATTACH LIST)                            $          0    $          0    $          0    $          0
----------------------------------------------------------------------------------------------------------------
30.  TOTAL REORGANIZATION EXPENSES                  $          0    $          0    $          0    $          0
----------------------------------------------------------------------------------------------------------------
31.  TOTAL DISBURSEMENTS                            $          0    $          0    $          0    $          0
----------------------------------------------------------------------------------------------------------------
32.  NET CASH FLOW                                           ($3)   $        400    $  2,128,343    $  2,128,740
----------------------------------------------------------------------------------------------------------------
33.  CASH - END OF MONTH                            $     18,832    $     19,232    $  2,147,575    $  2,147,575
----------------------------------------------------------------------------------------------------------------
                                                    $          0    $          0    $          0


--------------------------------------------------------------------------------

                                                        Monthly Operating Report
------------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                         ACCRUAL BASIS-4
------------------------------------------

------------------------------------------
CASE NUMBER: 400-42142-BJH-11                              02/13/95, RWD, 2/96
------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                   SCHEDULE              MONTH                MONTH                MONTH
                                                                      -------------       --------------       --------------
ACCOUNTS RECEIVABLE AGING                           AMOUNT            OCTOBER, 2001       NOVEMBER, 2001       DECEMBER, 2001
-----------------------------------------------------------------------------------------------------------------------------

1.  0-30                                         $ 27,808,237         $  2,285,470         $  2,732,101        $ 27,054,920
-----------------------------------------------------------------------------------------------------------------------------
2.  31-60                                        $    648,873         $    956,727         $      9,045             ($2,332)
-----------------------------------------------------------------------------------------------------------------------------
3.  61-90                                        $    923,454            ($105,307)        $    765,103            ($30,227)
-----------------------------------------------------------------------------------------------------------------------------
4.  91+                                              ($77,519)        $  1,392,908         $  1,290,870        $  2,162,315
-----------------------------------------------------------------------------------------------------------------------------
5.  TOTAL ACCOUNTS RECEIVABLE                    $ 29,303,045         $  4,529,798         $  4,797,119        $ 29,184,676
-----------------------------------------------------------------------------------------------------------------------------
6.  TOTAL CASH
-----------------------------------------------------------------------------------------------------------------------------
7.  ACCOUNTS RECEIVABLE (NET)                    $ 29,303,045         $  4,529,798         $  4,797,119        $ 29,184,676
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                                       MONTH: DECEMBER, 2001
                                                                                     ---------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                     0-30               31-60             61-90                91+
TAXES PAYABLE                        DAYS                DAYS              DAYS                DAYS                 TOTAL
-----------------------------------------------------------------------------------------------------------------------------
1.  FEDERAL                        $      0            $     0           $     0             $      0              $      0
-----------------------------------------------------------------------------------------------------------------------------
2.  STATE                          $  4,246            $     0           $     0             $      0              $  4,246
-----------------------------------------------------------------------------------------------------------------------------
3.  LOCAL                          $124,375            $     0           $     0             $      0              $124,375
-----------------------------------------------------------------------------------------------------------------------------
4.  OTHER (ATTACH LIST)            $      0            $     0           $     0             $      0                    $0
-----------------------------------------------------------------------------------------------------------------------------
5.  TOTAL  TAXES  PAYABLE          $128,621            $     0           $     0             $      0              $128,621
-----------------------------------------------------------------------------------------------------------------------------
6.  ACCOUNTS  PAYABLE              $625,656           ($19,131)         ($20,210)            $387,056              $973,371
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   $      0

------------------------------------------

STATUS OF POSTPETITION TAXES                                                   MONTH: DECEMBER, 2001
                                                                                     ---------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                                      BEGINNING         AMOUNT                                      ENDING
                                                         TAX         WITHHELD AND/             AMOUNT                 TAX
FEDERAL                                               LIABILITY*      OR ACCRUED                PAID               LIABILITY
-----------------------------------------------------------------------------------------------------------------------------
1.  WITHHOLDING**                                      $     0        $1,029,600             $1,029,600            $      0
-----------------------------------------------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**                                    $     0                                                     $      0
-----------------------------------------------------------------------------------------------------------------------------
3.  FICA-EMPLOYER**                                    $     0                                                     $      0
-----------------------------------------------------------------------------------------------------------------------------
4.  UNEMPLOYMENT                                       $     0                                                     $      0
-----------------------------------------------------------------------------------------------------------------------------
5.  INCOME                                             $     0        $        0             $        0            $      0
-----------------------------------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                                $     0                                                     $      0
-----------------------------------------------------------------------------------------------------------------------------
7.  TOTAL  FEDERAL  TAXES                              $     0        $1,029,600             $1,029,600            $      0
-----------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------------------------
8.  WITHHOLDING                                        $     0                                                     $      0
-----------------------------------------------------------------------------------------------------------------------------
9.  SALES                                              $     0                                                     $      0
-----------------------------------------------------------------------------------------------------------------------------
10. EXCISE                                             $ 4,300        $    4,246             $    4,300            $  4,246
-----------------------------------------------------------------------------------------------------------------------------
11. UNEMPLOYMENT                                       $     0                                                     $      0
-----------------------------------------------------------------------------------------------------------------------------
12. REAL  PROPERTY                                     $     0                                                     $      0
-----------------------------------------------------------------------------------------------------------------------------
13. PERSONAL  PROPERTY                                 $29,454        $   94,921             $        0            $124,375
-----------------------------------------------------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)                                $     0                                                     $      0
-----------------------------------------------------------------------------------------------------------------------------
15. TOTAL  STATE  &  LOCAL                             $33,754        $   99,167             $    4,300            $128,621
-----------------------------------------------------------------------------------------------------------------------------
16. TOTAL  TAXES                                       $33,754        $1,128,767             $1,033,900            $128,621
-----------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report
------------------------------------------
CASE NAME:  KITTY HAWK AIRCARGO, INC.            ACCRUAL BASIS-5
------------------------------------------

------------------------------------------
CASE NUMBER: 400-42142-BJH-11                       02/13/95, RWD, 2/96
------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

     TOTAL CASH                                                         MONTH: DECEMBER, 2001
----------------------------------                                             -----------------------------------------
BANK RECONCILIATIONS
                                                   Account #1           Account #2          Account #3
------------------------------------------------------------------------------------------------------------------------
A.     BANK:                                   Bank One                Bank One
---------------------------------------------------------------------------------------------------------
B.     ACCOUNT NUMBER:                                   100130152              1589845773                    TOTAL
---------------------------------------------------------------------------------------------------------
C.     PURPOSE (TYPE):                         Operating Account       Auction Proceeds
------------------------------------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT                                 $0              $2,141,375                   $2,141,375
------------------------------------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED                           $0              $        0                   $        0
------------------------------------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS                               $0              $        0                   $        0
------------------------------------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                                    $0              $        0                   $        0
------------------------------------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS                                $0              $2,141,375         $0        $2,141,375
------------------------------------------------------------------------------------------------------------------------
6.   NUMBER OF LAST CHECK WRITTEN
------------------------------------------------------------------------------------------------------------------------

----------------------------------
INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------------------
                                                     DATE OF           TYPE OF            PURCHASE            CURRENT
BANK, ACCOUNT NAME & NUMBER                         PURCHASE         INSTRUMENT            PRICE               VALUE
------------------------------------------------------------------------------------------------------------------------
7.
------------------------------------------------------------------------------------------------------------------------
8.
------------------------------------------------------------------------------------------------------------------------
9.
------------------------------------------------------------------------------------------------------------------------
10.
------------------------------------------------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                                                            $0         $        0
------------------------------------------------------------------------------------------------------------------------

----------------------------------
CASH
------------------------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                                        $    6,200
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                                                               $2,147,575
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

----------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.          ACCRUAL BASIS-6
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42142-BJH-11                       02/13/95, RWD, 2/96
----------------------------------------

                                                    MONTH: DECEMBER, 2001

----------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
----------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION TOTAL CASH PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------
                           INSIDERS
-------------------------------------------------------------------
                          TYPE OF           AMOUNT      TOTAL PAID
          NAME            PAYMENT            PAID        TO DATE
-------------------------------------------------------------------
1.   Clark Stevens        Salary         $   15,833     $  407,915
-------------------------------------------------------------------
2.   Donny Scott          Salary         $   13,333     $  331,665
-------------------------------------------------------------------
3.   Susan Hawley         Salary         $        0     $   41,667
-------------------------------------------------------------------
4.
-------------------------------------------------------------------
5.
-------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                         $   29,166     $  781,247
-------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                PROFESSIONALS
----------------------------------------------------------------------------------------------
                        DATE OF COURT                                               TOTAL
                      ORDER AUTHORIZING     AMOUNT       AMOUNT      TOTAL PAID    INCURRED
          NAME             PAYMENT         APPROVED       PAID        TO DATE      & UNPAID*
----------------------------------------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE# 400-42141-BJH-11
----------------------------------------------------------------------------------------------
2.
----------------------------------------------------------------------------------------------
3.
----------------------------------------------------------------------------------------------
4.
----------------------------------------------------------------------------------------------
5.
----------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                    $        0     $        0         $0             $0
----------------------------------------------------------------------------------------------

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          SCHEDULED      AMOUNTS
                                           MONTHLY        PAID          TOTAL
                                          PAYMENTS       DURING        UNPAID
           NAME OF CREDITOR                  DUE          MONTH     POSTPETITION
--------------------------------------------------------------------------------
1.   PEGASUS                             $  226,500     $  226,500         $0
--------------------------------------------------------------------------------
2.   CORPORATE TRUST/TRANSAMERICA        $        0     $        0         $0
--------------------------------------------------------------------------------
3.   PROVIDENT                           $   62,500     $   62,500         $0
--------------------------------------------------------------------------------
4.   COAST BUSINESS                      $  131,000     $  131,000         $0
--------------------------------------------------------------------------------
5.   WELLS FARGO                         $2,250,000     $2,250,000         $0
--------------------------------------------------------------------------------
6.   TOTAL                               $2,670,000     $2,670,000         $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report
----------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.         ACCRUAL BASIS-7
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42142-BJH-11                         02/13/95, RWD, 2/96
----------------------------------------

                                                 MONTH: DECEMBER, 2001
                                                        ---------------------

-------------------
QUESTIONNAIRE
--------------------------------------------------------------------------------
                                                                     YES      NO
--------------------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                 X       X
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
--------------------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                           X
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
--------------------------------------------------------------------------------
3.   TOTAL CASH                                                               X
     LOANS) DUE FROM RELATED PARTIES?
--------------------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES           X
     THIS REPORTING PERIOD?
--------------------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                         X
     DEBTOR FROM ANY PARTY?
--------------------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                             X
--------------------------------------------------------------------------------
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                       X
     PAST DUE?
--------------------------------------------------------------------------------
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                         X
--------------------------------------------------------------------------------
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                               X
--------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                           X
     DELINQUENT?
--------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                          X
     REPORTING PERIOD?
--------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                          X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
a) 1: $22,137,979 Net Loss on Transfer of Aircraft & Engines to Bondholders *see Case #400-42148-BJH-11 for Balance of Transaction
--------------------------------------------------------------------------------
b)  1:  $2,141,375 Auction Procedes of DC-9 Aircraft & Engines
--------------------------------------------------------------------------------
a) 4: Payments made to Flight Safety Boeing Training, in accordance with BR Court Order
--------------------------------------------------------------------------------

-------------------------
INSURANCE
--------------------------------------------------------------------------------
                                                                     YES      NO
--------------------------------------------------------------------------------
1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER            X
    NECESSARY INSURANCE COVERAGES IN EFFECT?
--------------------------------------------------------------------------------
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                            X
--------------------------------------------------------------------------------
3.  PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
   TYPE OF                                                      PAYMENT AMOUNT
   POLICY           CARRIER          PERIOD COVERED              & FREQUENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

================================================================================

-----------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                      FOOTNOTES SUPPLEMENT
-----------------------------------------

-----------------------------------------
CASE NUMBER: 400-42142-BJH-11                             ACCRUAL BASIS
-----------------------------------------

                                              MONTH:         DECEMBER, 2001
                                                     ---------------------------


-----------------------------------------------------------------------------------------------------------------
 ACCRUAL BASIS     LINE
  FORM NUMBER     NUMBER                                   FOOTNOTE / EXPLANATION
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
       2              13        SFAS 121 Writedown of $61,041,310 of Assets, due to USPS W-Net cancel 8/01
-----------------------------------------------------------------------------------------------------------------
                                   SFAS 121 Writedown Adjustment of $257,832 in 9/01 & $27,211 in 10/01
-----------------------------------------------------------------------------------------------------------------
                                SFAS 121 Writedown of $28,049,825 of Assets in 12/01, due to Economy-Post 911
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
       3               8         All cash received into the subsidiary cash account is swept
-----------------------------------------------------------------------------------------------------------------
                                   each night to Kitty Hawk, Inc. Master Account
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

       3              31        All disbursements (either by wire transfer or check), including payroll, are
-----------------------------------------------------------------------------------------------------------------
                                   disbursed out of the Kitty Hawk, Inc. controlled disbursement
-----------------------------------------------------------------------------------------------------------------
                                   account.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
       4               6         All assessments of uncollectible accounts receivable are done
-----------------------------------------------------------------------------------------------------------------
                                   at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
-----------------------------------------------------------------------------------------------------------------
                                   down to Inc.'s subsidiaries as deemed necessary.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
       6           Insiders     Payments to insiders include a portion of the Court approved retention
-----------------------------------------------------------------------------------------------------------------
                                   payments in the month of January.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
       6         Notes/Leases   Republic aircraft N901RF & N902RF were returned to lessor 2/28/01, terminating
-----------------------------------------------------------------------------------------------------------------
                                   their lease commitments.  TransAmerica aircraft N750US & N751US were
-----------------------------------------------------------------------------------------------------------------
                                   erroneously ommitted from previous filings.  TransAmerica a/c to be returned
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
       7               3        All insurance policies are carried in the name of Kitty Hawk, Inc. and its
-----------------------------------------------------------------------------------------------------------------
                                   subsidiaries. Therefore, they are listed here accordingly.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
       3               3        The current general ledger system is not able to provide a detail of customer
-----------------------------------------------------------------------------------------------------------------
                                   cash receipts segregated by prepetition and post petition accounts receivable.
-----------------------------------------------------------------------------------------------------------------

================================================================================

CASE NAME: KITTY HAWK AIRCARGO, INC.

CASE NUMBER: 400-42142-BJH-11

Details of Other Items                                           DECEMBER, 2001


ACCRUAL BASIS-1

8.    OTHER (ATTACH LIST)                                         $ (51,660,176) Reported
                                                                  --------------
           Intercompany Receivables                                 (52,522,062)
           Deposits - State Street Bank (TA Air)                              0
           Deposits - Landing & Parking                                  54,000
           Deposits - Ventura Aerospace                                  65,125
           Deposits - Rent                                              113,643
           Deposits - Misc                                              537,125
           A/C Held for Resale/TIMCO Cr                                    (740)
           Intangible - Mather                                           92,733
                                                                  --------------
           TOTAL CASH                                               (51,660,176) Detail
                                                                  --------------
                                                                             -   Difference


14.   OTHER (ATTACH LIST)                                         $   2,020,505  Reported
                                                                  --------------
           Deposits - Aircraft Leases                                 2,020,505
           Intangible - ATAZ STC                                              0
                                                                  --------------
                                                                      2,020,505  Detail
                                                                  --------------
                                                                             -   Difference


22.   OTHER (ATTACH LIST)                                         $ (45,468,762) Reported
                                                                  --------------
           Accrued A/P                                                4,310,436
           Deposit held for ATAZ sale                                         0
           Accrued Salaries & Wages                                   1,250,157
           Accrued 401K & Misc PR Deductions                             68,227
           Accrued PR Taxes (FICA)                                       90,413
           Accrued Fuel Exp                                           3,455,888
           Accrued Interest                                                   0
           Accrued Maintenance Reserves                              (2,522,222)
           Accrued Fed Income Tax (Post)                            (52,121,661)
                                                                  --------------
                                                                    (45,468,762) Detail
                                                                  --------------
                                                                             -   Difference


27.   OTHER (ATTACH LIST)                                         $  21,024,895  Reported
                                                                  --------------
           Accrued A/P                                                6,532,302
           Accrued Maintenance Reserves                              10,267,512
           Accrued Fed Income Tax (Pre)                               3,332,363
           Accrued Taxes - Other                                            446
           FINOVA Equip Accrued                                         307,272
           Pegasus Lease Incentive                                      585,000
                                                                  --------------
                                                                     21,024,895  Detail
                                                                  --------------
                                                                             -   Difference

CASE NAME: KITTY HAWK AIRCARGO, INC.

CASE NUMBER: 400-42142-BJH-11

Details of Other Items                                         DECEMBER, 2001
ACCRUAL BASIS-2
13.   OTHER (ATTACH LIST)                                         $44,560,258  Reported
                                                            -----------------
           Aircraft Expense                                         9,053,083
           Maintenance                                              1,293,551
           Fuel                                                       104,608
           Ops Wages                                                2,382,747
           Ops Wages-Grnd                                           1,470,260
           Ground Handling                                          1,136,120
           Other Operating Exp                                      1,070,064
           SFAS 121 Write-down of Assets, W-Net Cancel             28,049,825
                                                            -----------------
                                                                   44,560,258  Detail
                                                            -----------------
                                                                            -  Difference

16    NON OPERATING INCOME (ATT. LIST)                                ($1,156) Reported
                                                            -----------------
           Non-Op Income                                               (1,156) Detail
                                                            -----------------
                                                                            -  Difference

17    NON OPERATING EXPENSE (ATT. LIST)                           $     8,200  Reported
                                                            -----------------
           Non-Op Expense                                               8,200  Detail
                                                            -----------------
                                                                            -  Difference

21    OTHER (ATTACH LIST)                                         $19,028,787  Reported
                                                            -----------------
           (Gain)/Loss on Sale of Assets                           22,137,979
           Credit for Allocation of A/C Costs to KH I/C            (3,109,192)
                                                            -----------------
                                                                   19,028,787  Detail
                                                            -----------------
                                                                            -  Difference

ACCRUAL BASIS-3

8.    OTHER (ATTACH LIST)                                          (2,396,463) Reported
                                                            -----------------
           Transfer to Inc - all money sweeps                      (2,396,463) Detail
                                                            -----------------
              to KH Inc. Case #400-42141                                    -  Difference
                                                            -----------------